PROXY

                           PACIFICARE HEALTH SYSTEMS, INC.


The undersigned holder of Class A Common Stock of PacifiCare Health Systems, Inc. ("PacifiCare") acknowledges receipt of a copy of the Joint Proxy Statement/Prospectus and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. Terry Hartshorn and Alan Hoops, and each of them, as proxies, each of them with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Class A Common Stock held of record by the undersigned on November 11, 1996, at the Special Meeting of Stockholders to be held on December 31, 1996 or any adjournment thereof (the "PacifiCare Meeting"). THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PACIFICARE. IF NO DESIGNATION IS MADE BELOW, THE PROXYHOLDER(S) WILL VOTE THE SHARES REPRESENTED BY THIS PROXY FOR APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED REORGANIZATION AGREEMENT DATED AS OF NOVEMBER 11, 1996, FOR APPROVAL AND ADOPTION OF THE AMENDMENT TO PACIFICARE'S CERTIFICATE OF INCORPORATION AND FOR APPROVAL AND ADOPTION OF THE SECOND AMENDED AND RESTATED 1992 NON-OFFICER DIRECTORS STOCK OPTION PLAN OF PACIFICARE HEALTH SYSTEMS, INC. This proxy confers discretionary authority upon the proxyholder(s) to vote on any matter incident to the conduct of the meeting.


          (CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)



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

                                                           Please mark
                                                          your votes as  /X/
                                                           indicated in
                                                           this example

THE PACIFICARE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

Item 1: Approval and adoption of the Amended and   FOR    AGAINST   ABSTAIN
Restated Reorganization Agreement dated as of      / /      / /       / /
November 11, 1996


Item 2: Approval and adoption of the amendment     FOR    AGAINST   ABSTAIN
of PacifiCare's Certificate of Incorporation       / /      / /       / /


Item 3: Approval and adoption of The Second        FOR    AGAINST   ABSTAIN
Amended and Restated 1992 Non-Officer Directors   / /      / /       / /
Stock Option Plan of PacifiCare Health Systems,
Inc.
                                   WILL ATTEND
                                     MEETING       / /



Signature(s)                                           Date
            ------------------------------------------      -------------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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

PROXY

                       PACIFICARE HEALTH SYSTEMS, INC.

The undersigned holder of Class B Common Stock of PacifiCare Health Systems, Inc. ("PacifiCare") acknowledges receipt of a copy of the Joint Proxy Statement/Prospectus and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. Terry Hartshorn and Alan Hoops, and each of them, as proxies, each of them with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Class B Common Stock held of record by the undersigned on November 11, 1996, at the Special Meeting of Stockholders to be held on December 31, 1996 or any adjournment thereof (the "PacifiCare Meeting"). This proxy is solicited on behalf of the Board of Directors of PacifiCare. If no designation is made below, the proxyholder(s) will vote the shares represented by this proxy for approval and adoption of the amendment to PacifiCare's Certificate of Incorporation. This proxy confers discretionary authority upon the proxyholder(s) to vote on any matter incident to the conduct of the meeting.

       (CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


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                                                            PLEASE MARK
                                                            YOUR VOTES AS
                                                            INDICATED IN
                                                            THIS EXAMPLE  /X/

THE PACIFICARE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR APPROVAL AND ADOPTION OF THE AMENDMENT
OF PACIFICARE'S CERTIFICATE OF INCORPORATION.


APPROVAL AND ADOPTION OF THE     FOR     AGAINST    ABSTAIN
AMENDMENT OF PACIFICARE'S        / /       / /        / /
CERTIFICATE OF INCORPORATION


                                                          WILL ATTEND / /
                                                            MEETING


UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE GRANTED THE AUTHORITY TO VOTE FOR THE ELECTION OF ALL OR ANY OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4. PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



SIGNATURE(S)_____________________________________________ DATE________________


NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


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